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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (Nos. 2-96564, 33-10035 and 33-41709) of Datum Inc. of our report dated February 17, 1997 appearing on page F-1 of this Form 10-K.



Price Waterhouse LLP

Costa Mesa, California
March 5, 1997